UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2014

Kellogg Company

(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square

Battle Creek, Michigan 49016-3599

(Address of principal executive offices, including zip code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 5, 2014, the Board of Directors of Kellogg Company (the “Company”) updated its Change of Control Severance Policy (the “Policy”) applicable to the Company’s named executive officers and other key executives. First, the excise tax gross-ups were eliminated. Second, the potential amounts payable following a Change of Control were simplified and reduced. Prior to the change, the cash benefit was equal to two times the sum of a participant’s base salary and their highest bonus award for the prior three years, plus a pro rata portion of the greater of target or the highest bonus award for the prior three years. Going forward, the bonus components of the severance payments will be based on the participant’s target bonus, and not on the highest bonus for the prior three years. Third, prior to receiving any payments, all participants must agree to restrictive covenants such as non-solicitation and non-disparagement, and a release of claims.

John Bryant is party to a separate agreement with the Company which sets forth the terms of his change of control severance. At the same time the Policy was updated, Mr. Bryant agreed to amend his change of control severance benefits payable to him in a manner consistent with the changes made in the updated Policy. These changes are reflected in an Amendment to Change of Control between Mr. Bryant and the Company.

The description of the updated Policy and the Amendment to Change of Control in this Current Report on Form 8-K are qualified in their entirety by reference to the complete text of the Policy and the Amendment to Change of Control, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Kellogg Company Change of Control Severance Policy.

Exhibit 10.2	Amendment to Change of Control between the Company and John Bryant, dated December 5, 2014. The Amendment updates the Form of Agreement that was previously filed as Exhibit 10.05 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: December 11, 2014	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Senior Vice President, General Counsel, Corporate Development and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Kellogg Company Change of Control Severance Policy.

Exhibit 10.2	Amendment to Change of Control between the Company and John Bryant, dated December 5, 2014. The Amendment updates the Form of Agreement that was previously filed as Exhibit 10.05 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.